PREPAIDS AND OTHER (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2012	Sep. 30, 2012	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]	Dec. 31, 2008 Predecessor [Member]
Property taxes, insurance and licences	3.2	6.7	2.0
Derivative financial instruments	0	0	2.5
Deferred income tax assets (note 21)	0	0	13.1
Other	5.7	6.3	2.4
Prepaid Expense and Other Assets, Current	8.9	13.0	20.0	27.7	25.2	32.8